UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 7, 2007

                       ATLANTIC COAST FEDERAL CORPORATION
             (Exact name of Registrant as specified in its charter)



          Federal                     000-50962               59-3764686
          --------                    ---------               ----------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)


                   505 Haines Avenue, Waycross, Georgia 31501
                    (Address of principal executive offices)


                                 (800) 342-2824
               Registrant's telephone number, including area code


                                 Not Applicable
         (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On May 7, 2007, the Boards of Directors of Atlantic Coast Federal Corporation (the "Company"), Atlantic Coast Federal, MHC, (the "Mutual Holding Company"), and Atlantic Coast Bank (the "Bank") each adopted the Plan of Conversion and Reorganization of Atlantic Coast Federal, MHC and Atlantic Coast Federal Corporation (the "Plan") pursuant to which the Mutual Holding Company will undertake a "second-step" conversion and cease to exist. The Bank will reorganize from a two-tier mutual holding company structure to a stock holding company structure. The Mutual Holding Company currently owns approximately 64% of the shares of common stock of the Company.

Pursuant to the Plan, (i) the Bank will become a wholly owned subsidiary of a to-be-formed Maryland corporation ("New Holding Company"), (ii) the shares of common stock of the Company held by persons other than the Mutual Holding Company (whose shares will be canceled) will be converted into shares of common stock of the New Holding Company pursuant to an exchange ratio designed to preserve the percentage ownership interests of such persons, and (iii) the New Holding Company will offer and sell shares of commons stock representing the ownership interest of the Mutual Holding Company to eligible members of the Mutual Holding Company in a subscription offering.

Shares not subscribed for in the subscription offering are expected to be available for sale in a community offering to members of the local community and the general public. The number and price of shares to be sold in the conversion offering and the exchange ratio for current shareholders of the Company will be based on an independent appraisal that has yet to be performed. A copy of the Plan is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Company announced the adoption of the Plan in a press release dated May 7, 2007. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.
           2.1    Plan of Conversion and Reorganization
          99.1    Press release dated May 7, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ATLANTIC COAST FEDERAL CORPORATION


Date:  May 10, 2007        By:  /s/ Robert J. Larison, Jr.
                                -------------------------------------------
                                    Robert J. Larison, Jr.
                                    President and Chief Executive Officer
                                    (Duly Authorized Representative)

                                  EXHIBIT INDEX

Exhibit
Number                     Description of Exhibit(s)
--------                   --------------------------
     2.1                   Plan of Conversion and Reorganization
    99.1                   Press release dated May 7, 2007